EXHIBIT 99.1

Coherus Completes Strategic Transformation to Coherus Oncology,

Focusing Exclusively on Innovative Cancer Therapeutics

REDWOOD CITY, Calif., May 30, 2025 (GLOBE NEWSWIRE) -- Coherus Oncology, Inc. (Coherus Oncology, Nasdaq: CHRS), a commercial-stage innovative oncology company, formerly named Coherus BioSciences Inc., announced its name change today, to better align with its exclusive focus on proprietary innovative immuno-oncology medicines.

“The field of cancer immunotherapy has been reinvigorated by the promise and power of combination therapies. Coherus Oncology has the expertise and pipeline to become a significant player in this dynamic space and unlock the potential of these next-generation therapeutic approaches,” said Jill O’Donnell-Tormey, Ph.D., Coherus Oncology board member. Dr. O’Donnell-Tormey is a Senior Advisor to the Cancer Research Institute and its former CEO.

“The next wave of breakthroughs in cancer immunotherapy will come from new mechanistic orthogonal approaches that synergize for optimal clinical efficacy. CCR8+ Tregs represent one of the most promising targets in cancers, enabling selective depletion of tumor immune suppression while mitigating the risk of breaking tolerance and leading to severe autoimmunity,” said Alexander Rudensky, Ph.D., Coherus Scientific Advisory Board Co-Chair, Chairman and Member, Immunology Program, Sloan Kettering Institute, Lloyd Old Chair in Clinical Investigation Investigator, Howard Hughes Medical Institute Director, Ludwig Center for Cancer Immunotherapy Tri-Institutional Professor at MSKCC, The Rockefeller University and Cornell University.

“Coherus Oncology is firmly committed to the oncology community and developing the next generation of therapies focused on extending survival of cancer patients and improving their quality of life,” said Theresa LaVallee, Ph.D., Chief Scientific and Development Officer of Coherus Oncology. “Our objective is to set new standards of cancer care with novel combinations that broadly target the immune system and resistance.”

Our Novel Oncology Pipeline

Coherus Oncology is developing a portfolio of novel combination therapies with the aim of unlocking immune resistance to current therapies.

LOQTORZI® (toripalimab-tpzi), a next-generation PD-1 inhibitor, is the foundation of our immuno-oncology franchise. LOQTORZI is the only available FDA-approved treatment indicated in combination with chemotherapy for recurrent or metastatic nasopharyngeal carcinoma (NPC), and it is in development for the treatment of additional tumor types with the goal of being the PD-1/ICI backbone of future treatment combinations that may extend survival for patients.

CHS-114 is a highly selective cytolytic CCR8 antibody that specifically binds and preferentially depletes CCR8+ tumor regulatory T cells (Tregs) with no off-target binding. CHS-114 is currently being evaluated in combination with toripalimab in Phase 1b studies in patients with advanced solid tumors, including second-line head and neck squamous cell carcinoma and second-line gastric cancer.

Casdozokitug is a first-in-class, clinical-stage IL-27 antagonist, with demonstrated monotherapy activity in treatment-refractory NSCLC and clear cell renal cell carcinoma (ccRCC) and combination activity in hepatocellular carcinoma (HCC). A randomized Phase 2 study is underway evaluating casdozokitug in combination with toripalimab and bevacizumab, versus toripalimab and bevacizumab, in patients with first-line advanced metastatic HCC. Squamous NSCLC continues as an area of clinical focus and future development.

Our Oncology Team & Board

Coherus Oncology is led and advised by a world-class team with deep expertise in oncology drug development and commercialization. The Scientific Advisory Board includes pioneers in the fields of Treg immunology, T cell exhaustion, and cytokine biology. The Board of Directors is comprised of industry leaders from the Cancer Research Institute, Merck, United Healthcare, Bristol Myers Squibb, as well as others. The breadth and depth of these perspectives provide Coherus Oncology with valuable insights to navigate the rapidly evolving oncology landscape and drive innovation to advance patient benefit and shareholder value.

Learn more about our executive team, Board of Directors, Scientific Advisory Board, and Strategic Advisors: https://www.coherus.com/leadership/

About Coherus Oncology

Coherus Oncology is a fully integrated commercial-stage innovative oncology company with an approved next-generation PD-1 inhibitor, LOQTORZI, and a promising pipeline that includes two mid-stage clinical candidates targeting liver, lung, head & neck, and other cancers. Our strategy is to expand the use of LOQTORZI in NPC and advance the development of new indications for LOQTORZI in combination with both our pipeline candidates as well as our industry partners, driving synergies from proprietary combinations, including first-in-class anticancer agents.

For more information about LOQTORZI, including the U.S. Prescribing Information and important safety information, please visit www.loqtorzi.com.

Forward-Looking Statements

The statements in this press release include express or implied forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about Coherus Oncology that involve risks and uncertainties relating to future events and the future performance of Coherus Oncology. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “likely,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the ability of Coherus Oncology’s product candidates to enhance outcomes for cancer patients; expectations about future synergies; expectations for how promising the targets are for our product candidates; projections about the expansion of indications for LOQTORZI; and the assumptions underlying or relating to such statements.

These forward-looking statements are based on Coherus Oncology’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, assumptions and changes in circumstances, many of which are beyond the control of Coherus Oncology. A number of important factors, including those described in this press release, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties about the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, economic performance, indebtedness and losses on Coherus Oncology’s prospects, business and operations in the future; risks and uncertainties in executing collaboration agreements and other joint ventures; risks and uncertainties of conducting clinical trials; the risks of Coherus Oncology’s dependence on an ability to raise funds, which may not be available on acceptable terms or at all; and risks and uncertainties of any litigation, regulatory actions and other legal proceedings.

While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the transaction described above will in fact be consummated in the manner described or at all. For a further discussion of these and other factors that could cause Coherus Oncology’s future results to differ materially from any forward-looking statements see the section entitled “Risk Factors” in Coherus Oncology’s Quarterly Report on Form 10-Q for the period ended March 31, 2025, filed with the Securities and Exchange Commission (SEC) on May 12, 2025, as updated by Coherus Oncology’s subsequent reports filed with the SEC. Any forward-looking statements speak only as of the date of this press release and are made based on the current good faith beliefs and judgments of Coherus Oncology’s management, and the reader is cautioned not to rely on any forward-looking statements made by Coherus Oncology. Unless required by law, Coherus Oncology is not under any duty and undertakes no obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

LOQTORZI® is a registered trademark of Coherus Oncology, Inc.

©2025 Coherus Oncology, Inc.  All rights reserved.

Coherus Oncology Contact Information:

For Investors:
Jodi Sievers
VP, Investor Relations & Corporate Communications
IR@coherus.com

For Media:
Argot Partners
(212) 600-1902
coherus@argotpartners.com